UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number   811-22946
Guggenheim Strategy Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Blvd, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee
  702 King Farm Blvd, Suite 200, Rockville, Maryland 20850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (301) 296-5100
Date of fiscal year end:  September 30
Date of reporting period: October 1, 2019 – September 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1).  The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.
The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.
Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for the Funds in the Guggenheim Strategy Funds Trust: Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Funds”). The report covers the annual fiscal period ended September 30, 2020.

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then information on the Funds.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

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The Strategy Funds may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

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ECONOMIC AND MARKET OVERVIEW
While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.
While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.
Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.
The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.
We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation

(Unaudited)

in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.
Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.
For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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*Index Definitions
Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

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Strategy Fund II

For the one-year period that ended on September 30, 2020, Guggenheim Strategy Fund II returned 2.78% whereas the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 0.96%.

Structured credit, the largest part of Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. Collateralized loan obligations, in particular, rallied sharply over the third quarter of 2020 as fundamentals stabilized. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in, should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Investment-grade corporate bonds, roughly 17% of the Fund at period end, was a positive contributor, as spreads tightened relative to the benchmark and the investment-grade corporate bond allocation continued to provide a strong carry pickup relative to the benchmark. Scale, revenue diversity, and several liquidity levers at their disposal continued to help investment-grade-rated companies weather the pandemic and make the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. Early in the one-year reporting period, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. The Fund unwound its credit protection later in the period, and took advantage of the dislocations across corporate credit markets to add investment-grade corporate exposure which was accretive to performance.

After a robust record supply totaling roughly $1.5 trillion through three quarters, street estimates for the fourth quarter of 2020 predicted a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

The Fund also employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Strategy Fund III

For the one-year period that ended on September 30, 2020, Guggenheim Strategy Fund III returned 3.32%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 0.96% over the same one-year period.

Investment-grade corporate bonds, roughly 20% of the Fund at period end, was a positive contributor, as spreads tightened relative to the benchmark and the investment-grade corporate bond allocation continued to provide a strong carry pickup relative to the benchmark. Scale, revenue diversity, and several liquidity levers at their disposal continued to help investment-grade-rated companies weather the pandemic and make the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. Early in the one-year reporting period, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. The Fund unwound its credit protection later in the period, and took advantage of the dislocations across corporate credit markets to add investment-grade corporate exposure, which was accretive to performance.

After a robust record supply totaling roughly $1.5 trillion through three quarters, street estimates for the fourth quarter of 2020 predicted a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

The Fund also employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Variable Insurance Strategy Fund III

For the one-year period that ended on September 30, 2020, Guggenheim Variable Insurance Strategy Fund III returned 2.88%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 0.96% over the same one-year period.

Structured credit, the largest part of Fund’s allocation at period end, added to performance. Improving sentiment toward broader market risk continued to flow into the structured credit markets. Collateralized loan obligations, in particular, rallied sharply over the third quarter of 2020 as fundamentals stabilized. We continued to favor senior tranches, as subordinated positions may encounter further credit losses that are not yet priced in, should the economic impact of COVID-19, coupled with a lack of a fiscal stimulus bill, persist.

Since the initial increase of borrowers in forbearance in April 2020, residential mortgage-backed securities’ credit performance stabilized, and spreads tightened. New-home starts accelerated past expectations during the third quarter of 2020, leading to more confidence within the sector. Mortgage credit performance will continue to be dependent on the broader economy, but most of the positions in the Fund are not reliant on a sustained recovery given that the exposure is significantly seasoned.

Investment-grade corporate bonds, roughly 20% of the Fund at period end, was a positive contributor, as spreads tightened relative to the benchmark and the investment-grade corporate bond allocation continued to provide a strong carry pickup relative to the benchmark. Scale, revenue diversity, and several liquidity levers at their disposal continued to help investment-grade-rated companies weather the pandemic and make the sector an attractive place to allocate capital. Investment-grade companies have bolstered their balance sheets by terming out debt maturities at historically low interest rates. Early in the one-year reporting period, the Fund maintained short-risk positions in Investment Grade credit default swaps to hedge Investment Grade corporate credit risks, given our long-term cautious outlook on the sector. The Fund unwound its credit protection later in the period, and took advantage of the dislocations across corporate credit markets to add investment-grade corporate exposure, which was accretive to performance.

After a robust record supply totaling roughly $1.5 trillion through three quarters, street estimates for the fourth quarter of 2020 predicted a return to negative net issuance. The global search for yield remains strong and greater dollar liquidity has helped keep the cost of currency hedging for foreign investors low, so we continue to see robust overseas demand for U.S. credit. Headlines on election concerns, stimulus rhetoric, increased COVID-19 cases all contributed to short-term volatility. However, we believe the investment-grade corporate market will see buyers step in at wider levels and we anticipate spreads will trade relatively range bound into the end of the year.

The Fund also employed foreign sovereign asset swaps which allowed the Fund to register additional yield in non-U.S. sovereign securities relative to maturity-equivalent U.S. government securities while hedging non-U.S. currency exposure. The enhanced carry contributed positively to total return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Guggenheim Strategy Fund II
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2020

Portfolio Breakdown	% of Net Assets
Collateralized Mortgage Obligations	31.2%
Asset-Backed Securities	30.9%
Foreign Government Debt	19.0%
Corporate Bonds	17.5%
Money Market Fund	5.0%
Exchange-Traded Funds	3.5%
Senior Floating Rate Interests	0.2%
Other Assets & Liabilities, net	(7.3)%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2020
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	2.78%	2.59%	2.24%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.96%	1.13%	0.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.2%
Republic of France, (0.52)%	3.0%
Government of Japan, (0.14)%	3.0%
Government of United Kingdom, (0.03)%	3.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.6%
Station Place Securitization Trust, 1.18%	2.0%
Government of Japan, (0.12)%	2.0%
United Mexican States, 4.43%	1.9%
Province of Quebec, 0.18%	1.5%
Denali Capital CLO XI Ltd., 1.40%	1.5%
Top Ten Total	25.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2020

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	35.7%
Collateralized Mortgage Obligations	35.2%
Corporate Bonds	20.6%
Foreign Government Debt	9.2%
Exchange-Traded Funds	4.0%
Money Market Fund	2.3%
Senior Floating Rate Interests	0.3%
Other Assets & Liabilities, net	(7.3%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2020
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	3.32%	2.84%	2.53%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.96%	1.13%	0.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Uniform MBS 30 Year, 2.00%	5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.9%
Government of Japan	2.0%
United Mexican States	2.0%
Station Place Securitization Trust, 1.18%	1.9%
Denali Capital CLO XI Ltd., 1.40%	1.6%
Flagship CLO VIII Ltd., 2.07%	1.5%
MP CLO VIII Ltd., 1.16%	1.4%
Government of Japan	1.3%
Marathon CLO V Ltd., 1.12%	1.2%
Top Ten Total	21.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Variable Insurance Strategy Fund III
PERFORMANCE REPORT AND FUND PROFILE	September 30, 2020

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	41.5%
Collateralized Mortgage Obligations	31.5%
Corporate Bonds	20.5%
Foreign Government Debt	7.3%
Exchange-Traded Funds	4.0%
Money Market Fund	2.3%
Senior Floating Rate Interests	0.2%
Other Assets & Liabilities, net	(7.3%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2020
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	2.88%	2.79%	2.48%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.96%	1.13%	0.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Halcyon Loan Advisors Funding Ltd., 1.19%	9.2%
Uniform MBS 30 Year, 2.00%	5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.9%
Government of Japan 0.10%	2.0%
United Mexican States	2.0%
Station Place Securitization Trust, 1.18%	1.9%
Flagship CLO VIII Ltd., 2.07%	1.4%
Denali Capital CLO XI Ltd., 1.40%	1.4%
KVK CLO 2013-1 Ltd., 1.72%	1.4%
MP CLO VIII Ltd., 1.16%	1.3%
Top Ten Total	28.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning account value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund II	0.17%	4.66%	$1,000.00	$1,046.60	$0.87
Guggenheim Strategy Fund III	0.19%	5.07%	1,000.00	1,050.70	0.98
Guggenheim Variable Insurance Strategy Fund III	0.25%	5.02%	1,000.00	1,050.20	1.28

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund II	0.17%	5.00%	$1,000.00	$1,024.22	$0.86
Guggenheim Strategy Fund III	0.19%	5.00%	1,000.00	1,024.12	0.96
Guggenheim Variable Insurance Strategy Fund III	0.25%	5.00%	1,000.00	1,023.82	1.27

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

Shares		Value
EXCHANGE-TRADED FUNDS† - 3.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	63,000	$8,486,730
iShares iBoxx High Yield Corporate Bond ETF	36,400	3,053,960
Total Exchange-Traded Funds
(Cost $11,772,391)		11,540,690
MONEY MARKET FUND† - 5.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	16,314,492	16,314,492
Total Money Market Fund
(Cost $16,314,492)		16,314,492

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.2%
Residential Mortgage Backed Securities - 23.5%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[2]	3,000,000	3,021,534
2019-T5, 2.43% due 10/15/51[2]	2,500,000	2,489,650
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[2,3]	2,530,512	2,584,193
2019-4, 2.64% due 11/25/59[2,3]	1,662,762	1,695,397
2019-4, 2.85% due 11/25/59[2,3]	880,097	899,900
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,4]	2,214,070	2,338,563
2019-1A, 3.50% (WAC) due 10/25/59[2,4]	1,884,690	2,015,504
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,4]	3,594,250	3,712,179
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	3,130,693	3,034,027
2006-1, 0.45% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[4]	624,113	618,364
CSMC Trust
2020-NQM1, 1.21% due 05/25/65[2,3]	3,350,000	3,349,945
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,4]	1,680,348	1,759,239
2017-5, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,4]	1,587,046	1,584,108
FKRT
5.47% due 07/03/23†††,5	3,123,941	3,152,056
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	2,800,000	2,810,508
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	2,989,698	2,805,272
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	2,718,651	2,684,994
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	2,550,000	2,554,106
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	2,570,624	2,506,306
2006-NC1, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[4]	15,209	15,191
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	2,400,631	2,290,075
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,4]	2,023,161	2,052,531
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[4]	1,936,348	1,926,857
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,4]	1,233,783	1,256,363
2019-1, 2.94% (WAC) due 06/25/49[2,4]	653,095	663,590

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.2% (continued)
Residential Mortgage Backed Securities - 23.5% (continued)
Countrywide Asset-Backed Certificates
2006-6, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	1,919,394	$1,897,202
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,4]	1,233,556	1,251,117
2019-2, 2.70% (WAC) due 09/25/59[2,4]	617,440	623,708
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,5]	1,362,802	1,413,637
2019-RM3, 2.80% (WAC) due 06/25/69[4,5]	433,366	434,226
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,3]	1,750,858	1,764,429
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,4]	952,416	955,124
2007-1, 1.60% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,4]	683,908	687,311
CSMC Series
2014-2R, 0.38% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,4]	926,157	905,761
2014-7R, 0.32% (WAC) due 10/27/36[2,4]	665,909	653,785
Banc of America Funding Trust
2015-R2, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,4]	1,600,000	1,542,962
Citigroup Mortgage Loan Trust
2007-WFH2, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[4]	850,957	844,536
2019-IMC1, 2.72% (WAC) due 07/25/49[2,4]	640,535	651,251
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	1,150,046	1,101,385
Alternative Loan Trust
2007-OA7, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[4]	1,165,538	1,064,911
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,4]	1,003,033	1,023,573
Morgan Stanley Home Equity Loan Trust
2006-2, 0.43% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[4]	1,017,810	1,004,046
HarborView Mortgage Loan Trust
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	950,653	849,961
Structured Asset Investment Loan Trust
2005-2, 0.88% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[4]	464,510	463,008
2005-1, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,4]	369,457	367,374
Nationstar Home Equity Loan Trust
2007-B, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	698,131	688,586
FBR Securitization Trust
2005-2, 0.90% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[4]	616,186	613,874
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,4]	585,664	593,700
Encore Credit Receivables Trust
2005-4, 0.81% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.44%) due 01/25/36[4]	572,293	571,640
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[4,5]	520,182	521,524

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.2% (continued)
Residential Mortgage Backed Securities - 23.5% (continued)
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.65% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[4]	425,823	$420,233
GSAMP Trust
2005-HE6, 0.59% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	412,462	412,723
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,4	1	1
Total Residential Mortgage Backed Securities		77,142,040
Government Agency - 6.0%
Uniform MBS 30 Year
2.00% due 12/14/21	16,730,000	17,236,869
Uniform MBS 15 Year
1.50% due 10/19/21	2,450,000	2,506,847
Total Government Agency		19,743,716
Commercial Mortgage Backed Securities - 1.7%
Citigroup Commercial Mortgage Trust
2018-C6, 0.95% (WAC) due 11/10/51[4,6]	48,955,648	2,585,950
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.80% (WAC) due 06/15/51[4,6]	49,639,657	1,725,743
BENCHMARK Mortgage Trust
2019-B14, 0.92% (WAC) due 12/15/62[4,6]	24,925,995	1,299,307
Total Commercial Mortgage Backed Securities		5,611,000
Total Collateralized Mortgage Obligations
(Cost $101,803,562)		102,496,756
ASSET-BACKED SECURITIES†† - 30.9%
Collateralized Loan Obligations - 24.9%
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,4]	3,927,991	3,895,618
2017-5A, 1.70% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,4]	1,618,482	1,590,103
Denali Capital CLO XI Ltd.
2018-1A, 1.40% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,4]	5,000,000	4,974,420
Flagship CLO VIII Ltd.
2018-8A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,4]	5,100,000	4,945,289
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,4]	4,756,051	4,732,584
Shackleton VIII CLO Ltd.
2017-8A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,4]	4,501,161	4,456,835
Telos CLO Ltd.
2017-6A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,4]	3,285,139	3,281,617
Avery Point V CLO Ltd.
2017-5A, 1.77% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[2,4]	3,000,000	2,974,430
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,4]	3,000,000	2,973,895
MidOcean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,4]	3,000,000	2,973,242
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,4]	3,000,000	2,943,322
Palmer Square Loan Funding Ltd.
2018-4A, 1.18% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,4]	1,774,313	1,770,668
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,4]	783,171	781,626

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 30.9% (continued)
Collateralized Loan Obligations - 24.9% (continued)
610 Funding CLO 3 Ltd.
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,4]	2,550,000	$2,543,974
BXMT Ltd.
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[2,4]	2,500,000	2,450,173
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,4]	2,500,000	2,431,796
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,4]	2,083,910	2,071,847
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,4]	314,338	313,775
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,4]	2,390,857	2,375,917
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,4]	2,000,000	1,982,039
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 1.03% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,4]	1,985,208	1,970,483
LoanCore Issuer Ltd.
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,4]	1,000,000	991,299
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,4]	894,472	890,023
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,4]	1,771,151	1,757,976
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[2,4]	1,750,000	1,747,827
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,4]	1,750,000	1,734,767
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[2,4]	1,500,000	1,494,864
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,4]	1,497,088	1,487,826
Shackleton CLO Ltd.
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,4]	1,471,193	1,467,141
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,4]	1,402,744	1,393,363
Wellfleet CLO Ltd.
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,4]	1,250,000	1,233,495
Oaktree CLO Ltd.
2017-1A, 1.62% (3 Month USD LIBOR + 1.35%) due 10/20/27[2,4]	1,250,000	1,218,656
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,4]	1,113,729	1,108,717
Mountain Hawk II CLO Ltd.
2018-2A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,4]	1,070,197	1,067,345
Grand Avenue CRE Ltd.
2020-FL2, 2.60% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[2,4]	1,000,000	1,007,966

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 30.9% (continued)
Collateralized Loan Obligations - 24.9% (continued)
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,4]	882,418	$881,952
TICP CLO I Ltd.
2018-1A, 1.07% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[2,4]	851,710	846,772
ACIS CLO Ltd.
2015-6A, 1.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,4]	681,304	680,664
2014-3A, 1.76% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,4]	155,605	155,614
Cent CLO Ltd.
2013-19A, 1.60% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,4]	543,371	543,205
MidOcean Credit CLO IV
2018-4A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,4]	540,556	537,769
BDS Ltd.
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,4]	468,976	466,051
BSPRT Issuer Ltd.
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[2,4]	338,210	336,309
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,4]	300,000	296,782
Babson CLO Limited
2017-IA, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 0.00%) due 07/20/25[2,4]	56,303	56,302
Total Collateralized Loan Obligations		81,836,338
Financial - 2.3%
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,4,5	6,600,000	6,600,000
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,4,5	800,000	800,000
Total Financial		7,400,000
Transport-Aircraft - 1.4%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,356,750	2,200,190
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,826,043	1,698,344
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	916,572	826,476
Total Transport-Aircraft		4,725,010
Transport-Container - 1.2%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	2,683,333	2,727,524
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	775,000	774,648
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	495,796	506,740
Total Transport-Container		4,008,912
Infrastructure - 1.1%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	3,300,000	3,439,527
Total Asset-Backed Securities
(Cost $102,277,807)		101,409,787
FOREIGN GOVERNMENT DEBT†† - 19.0%
Government of Japan
(0.14)% due 10/19/20[8]	JPY 1,044,000,000	9,897,708

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† - 19.0% (continued)
(0.12)% due 11/09/20[8]	JPY 686,000,000	$6,504,200
Republic of France
(0.52)% due 10/07/20[8]	EUR 8,470,000	9,935,119
Government of United Kingdom
(0.03)% due 10/05/20[8]	GBP 7,559,000	9,753,776
Province of Ontario
0.19% due 11/12/20[8]	CAD 4,600,000	3,454,345
0.20% due 01/27/21[8]	CAD 4,110,000	3,084,777
0.15% due 10/07/20[8]	CAD 1,930,000	1,449,700
United Mexican States
4.43% due 11/05/20[8]	MXN 137,600,000	6,191,301
Province of Quebec
0.18% due 10/09/20[8]	CAD 6,645,000	4,991,274
0.14% due 10/02/20[8]	CAD 1,050,000	788,713
Federative Republic of Brazil
due 04/01/21[7]	BRL 16,800,000	2,960,811
Province of Newfoundland
0.16% due 11/05/20[8]	CAD 3,300,000	2,478,142
Kingdom of Spain
(0.43)% due 10/09/20[8]	EUR 850,000	997,076
Total Foreign Government Debt
(Cost $63,069,342)		62,486,942
CORPORATE BONDS†† - 17.5%
Financial - 6.1%
Australia & New Zealand Banking Group Ltd.
1.24% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,4]	3,675,000	3,696,889
Wells Fargo & Co.
1.18% (3 Month USD LIBOR + 0.93%) due 02/11/22[4]	3,150,000	3,157,746
Capital One Financial Corp.
0.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[4]	2,525,000	2,525,000
Sumitomo Mitsui Financial Group, Inc.
1.92% (3 Month USD LIBOR + 1.68%) due 03/09/21[4]	2,158,000	2,172,802
UBS Group AG
2.05% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,4]	1,875,000	1,891,304
Santander UK plc
0.87% (3 Month USD LIBOR + 0.62%) due 06/01/21[4]	1,790,000	1,795,779
Intercontinental Exchange, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 06/15/23[4]	1,450,000	1,453,384
Goldman Sachs Group, Inc.
2.02% (3 Month USD LIBOR + 1.77%) due 02/25/21[4]	1,000,000	1,006,944
Citigroup, Inc.
1.60% (3 Month USD LIBOR + 1.38%) due 03/30/21[4]	750,000	754,677
Svenska Handelsbanken AB
3.35% due 05/24/21	594,000	605,963
Mitsubishi UFJ Financial Group, Inc.
2.13% (3 Month USD LIBOR + 1.88%) due 03/01/21[4]	336,000	338,500
Essex Portfolio, LP
5.20% due 03/15/21	300,000	302,625
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	234,000	233,917
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	200,000	205,068
Total Financial		20,140,598
Consumer, Non-cyclical - 5.2%
Express Scripts Holding Co.
1.01% (3 Month USD LIBOR + 0.75%) due 11/30/20[4]	3,825,000	3,825,851
General Mills, Inc.
0.81% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	3,650,000	3,656,600
Sysco Corp.
5.65% due 04/01/25	2,450,000	2,897,376
Zimmer Biomet Holdings, Inc.
0.98% (3 Month USD LIBOR + 0.75%) due 03/19/21[4]	2,000,000	2,000,352
CVS Health Corp.
0.96% (3 Month USD LIBOR + 0.72%) due 03/09/21[4]	1,500,000	1,503,750
AbbVie, Inc.
0.60% (3 Month USD LIBOR + 0.35%) due 05/21/21[2,4]	1,150,000	1,151,140
Global Payments, Inc.
3.80% due 04/01/21	1,100,000	1,114,658
Bunge Limited Finance Corp.
3.00% due 09/25/22	450,000	467,787
Quest Diagnostics, Inc.
4.70% due 04/01/21	378,000	385,866
ADT Security Corp.
3.50% due 07/15/22	200,000	203,000
Total Consumer, Non-cyclical		17,206,380
Industrial - 3.3%
Boeing Co.
4.51% due 05/01/23	3,300,000	3,479,322

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 17.5% (continued)
Industrial - 3.3% (continued)
Siemens Financieringsmaatschappij N.V.
0.85% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,4]	2,160,000	$2,171,513
CNH Industrial Capital LLC
1.95% due 07/02/23	1,620,000	1,650,373
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,300,000	1,290,152
Rolls-Royce plc
2.38% due 10/14/20[2]	1,100,000	1,097,250
Textron, Inc.
0.79% (3 Month USD LIBOR + 0.55%) due 11/10/20[4]	650,000	650,017
Ryder System, Inc.
3.40% due 03/01/23	500,000	530,395
Tyco Electronics Group S.A.
4.88% due 01/15/21	40,000	40,481
Total Industrial		10,909,503
Communications - 1.0%
ViacomCBS, Inc.
4.75% due 05/15/25	810,000	930,603
Viacom, Inc.
4.25% due 09/01/23	850,000	925,973
Level 3 Financing, Inc.
5.38% due 01/15/24	800,000	804,204
Sirius XM Radio, Inc.
3.88% due 08/01/22[2]	400,000	404,250
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[2]	50,000	50,560
Total Communications		3,115,590
Energy - 0.9%
Valero Energy Corp.
1.20% due 03/15/24	1,650,000	1,643,010
Phillips 66
0.83% (3 Month USD LIBOR + 0.60%) due 02/26/21[4]	1,100,000	1,100,118
Marathon Petroleum Corp.
3.40% due 12/15/20	170,000	170,529
5.13% due 03/01/21	120,000	122,086
Total Energy		3,035,743
Technology - 0.8%
Microchip Technology, Inc.
2.67% due 09/01/23[2]	1,640,000	1,697,454
Infor, Inc.
1.45% due 07/15/23[2]	780,000	790,724
Total Technology		2,488,178
Consumer, Cyclical - 0.2%
Marriott International, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 03/08/21[4]	600,000	597,565
Total Corporate Bonds
(Cost $56,607,916)		57,493,557
SENIOR FLOATING RATE INTERESTS††,4 - 0.2%
Consumer, Cyclical - 0.2%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	798,000	777,053
Total Senior Floating Rate Interests
(Cost $775,870)		777,053
Total Investments - 107.3%
(Cost $352,621,380)		$352,519,277
Other Assets & Liabilities, net - (7.3)%		(24,039,756)
Total Net Assets - 100.0%		$328,479,521

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$15,400,000	$2,962	$335	$2,627

Total Return Swap Agreements

Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)% (1 Month USD LIBOR + 0.16%)	At Maturity	02/17/21	40,500	$5,455,755	$102,870
JPMorgan Chase Bank, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	(0.36)% (1 Month USD LIBOR + 0.20%)	At Maturity	12/01/20	36,400	3,053,960	45,500
Barclays Bank plc	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.35)% (1 Month USD LIBOR + 0.20%)	At Maturity	10/06/20	22,500	3,030,975	38,025

						$11,540,690	$186,395

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	12,900,000	BRL	07/01/21	$3,090,111	$2,277,022	$813,089
Citibank N.A., New York	8,890,000	BRL	07/01/21	2,156,964	1,569,204	587,760
Citibank N.A., New York	559,279,500	JPY	07/01/21	5,506,996	5,323,709	183,287
Goldman Sachs International	16,800,000	BRL	04/01/21	3,152,858	2,979,546	173,312
Barclays Bank plc	518,259,000	JPY	07/01/21	5,095,458	4,933,240	162,218
JPMorgan Chase Bank, N.A.	7,559,000	GBP	10/05/20	9,858,198	9,753,960	104,238
JPMorgan Chase Bank, N.A.	8,470,000	EUR	10/07/20	10,004,687	9,935,385	69,302
JPMorgan Chase Bank, N.A.	4,110,000	CAD	01/27/21	3,153,981	3,089,056	64,925
Goldman Sachs International	860,000	BRL	07/01/21	201,475	151,801	49,674
Goldman Sachs International	96,900,000	MXN	11/05/20	4,402,704	4,360,754	41,950
Goldman Sachs International	4,600,000	CAD	11/12/20	3,490,581	3,455,825	34,756
Morgan Stanley Capital Services LLC	40,700,000	MXN	11/05/20	1,848,874	1,831,607	17,267
JPMorgan Chase Bank, N.A.	1,050,000	CAD	10/02/20	802,998	788,721	14,277
Citibank N.A., New York	5,130,800	ILS	04/30/21	1,519,697	1,507,143	12,554
Bank of America, N.A.	4,696,500	ILS	04/30/21	1,390,767	1,379,570	11,197
JPMorgan Chase Bank, N.A.	850,000	EUR	10/09/20	1,003,622	997,100	6,522
Goldman Sachs International	686,000,000	JPY	11/09/20	6,509,941	6,506,141	3,800
Goldman Sachs International	3,270,500	ILS	01/31/22	968,616	967,778	838
Bank of America, N.A.	316,500	ILS	01/31/22	93,834	93,656	178
Citibank N.A., New York	279,500	JPY	01/04/21	2,728	2,654	74
Barclays Bank plc	259,000	JPY	01/04/21	2,523	2,459	64
Citibank N.A., New York	45	ILS	02/01/21	13	13	—
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,835	(14)
Goldman Sachs International	1,727,100	ILS	04/30/21	506,269	507,326	(1,057)
JPMorgan Chase Bank, N.A.	1,930,000	CAD	10/07/20	1,442,155	1,449,771	(7,616)
Morgan Stanley Capital Services LLC	1,044,000,000	JPY	10/19/20	9,891,375	9,899,088	(7,713)
JPMorgan Chase Bank, N.A.	3,300,000	CAD	11/05/20	2,468,013	2,479,138	(11,125)
Goldman Sachs International	18,462,217	ILS	02/01/21	5,395,596	5,410,317	(14,721)
Citibank N.A., New York	6,645,000	CAD	10/09/20	4,971,487	4,991,606	(20,119)
Goldman Sachs International	2,407,925	EUR	07/30/21	2,797,106	2,843,865	(46,759)
JPMorgan Chase Bank, N.A.	2,135,900	EUR	07/30/21	2,465,192	2,522,591	(57,399)
						$2,184,759

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	18,478,762	ILS	02/01/21	$5,179,695	$5,415,166	$235,471
Goldman Sachs International	4,543,825	EUR	07/30/21	5,214,039	5,366,456	152,417
Goldman Sachs International	5,777,200	ILS	04/30/21	1,611,313	1,697,019	85,706
JPMorgan Chase Bank, N.A.	5,777,200	ILS	04/30/21	1,627,839	1,697,019	69,180
Goldman Sachs International	3,587,000	ILS	01/31/22	995,283	1,061,433	66,150
JPMorgan Chase Bank, N.A.	538,500	JPY	01/04/21	5,229	5,113	(116)
JPMorgan Chase Bank, N.A.	7,588,000	BRL	07/01/21	1,470,543	1,339,384	(131,159)
Citibank N.A., New York	15,062,000	BRL	07/01/21	2,888,505	2,658,645	(229,860)
JPMorgan Chase Bank, N.A.	1,077,538,500	JPY	07/01/21	10,521,296	10,256,949	(264,347)
						$(16,558)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2020.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $154,058,428 (cost $154,177,813), or 46.9% of total net assets.

3
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

4
Variable rate security.  Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $12,921,443 (cost $12,836,130), or 3.9% of total net assets — See Note 8.

6	Security is an interest-only strip.
7	Zero coupon rate security.
8	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
EUR — Euro
GBP — British Pound
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$11,540,690	$—	$—	$11,540,690
Money Market Fund	16,314,492	—	—	16,314,492
Collateralized Mortgage Obligations	—	99,344,699	3,152,057	102,496,756
Asset-Backed Securities	—	94,009,787	7,400,000	101,409,787
Foreign Government Debt	—	62,486,942	—	62,486,942
Corporate Bonds	—	57,493,557	—	57,493,557
Senior Floating Rate Interests	—	777,053	—	777,053
Interest Rate Swap Agreements**	—	2,627	—	2,627
Fixed Income Index Swap Agreements**	—	186,395	—	186,395
Forward Foreign Currency Exchange Contracts**	—	2,960,206	—	2,960,206
Total Assets	$27,855,182	$317,261,266	$10,552,057	$355,668,505

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$792,005	$—	$792,005

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$7,400,000	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	3,152,057	Model Price	Purchase Price	—	—
Total Assets	$10,552,057

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Total Assets
Beginning Balance	$5,000,000	$-	$5,000,000
Purchases/(Receipts)	7,400,000	3,200,007	10,600,007
(Sales, maturities and paydowns)/Fundings	(5,000,000)	(77,219)	(5,077,219)
Amortization of premiums/discounts	-	1,158	1,158
Total realized gains (losses) included in earnings	-	-	-
Total change in unrealized appreciation (depreciation) included in earnings	-	28,111	28,111
Ending Balance	$7,400,000	$3,152,057	$10,552,057
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$-	$28,111	$28,111

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2020

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	58,700	$7,907,477
iShares iBoxx High Yield Corporate Bond ETF	35,200	2,953,280
Total Exchange-Traded Funds
(Cost $11,079,093)		10,860,757
MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	6,235,045	6,235,045
Total Money Market Fund
(Cost $6,235,045)		6,235,045

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 35.7%
Collateralized Loan Obligations - 27.3%
610 Funding CLO 3 Ltd.
2018-3A, 1.92% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	3,000,000	2,953,304
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,100,000	2,095,037
Denali Capital CLO XI Ltd.
2018-1A, 1.40% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	4,250,000	4,228,257
Flagship CLO VIII Ltd.
2018-8A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	4,200,000	4,072,591
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	3,344,327	3,316,765
2017-5A, 1.70% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	688,716	676,640
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,916,748	3,897,422
Shackleton VIII CLO Ltd.
2017-8A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	3,000,774	2,971,224
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	2,750,000	2,726,071
MidOcean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	2,500,000	2,477,702
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	2,500,000	2,452,768
BXMT Ltd.
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[2,3]	2,250,000	2,205,156
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	1,910,251	1,899,315
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	269,433	268,950
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,000,000	1,945,437
Telos CLO Ltd.
2017-6A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	1,899,839	1,897,803
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	1,903,831	1,891,934
LoanCore Issuer Ltd.
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	991,299
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	894,472	890,023
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	1,750,000	1,734,284

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 35.7% (continued)
Collateralized Loan Obligations - 27.3% (continued)
Oaktree CLO Ltd.
2017-1A, 1.14% (3 Month USD LIBOR + 0.87%) due 10/20/27[2,3]	$1,688,638	$1,683,783
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 1.03% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	1,685,554	1,673,052
MidOcean Credit CLO IV
2018-4A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	1,621,667	1,613,306
Shackleton CLO Ltd.
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	1,471,193	1,467,141
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.83% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,442,000	1,429,448
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	1,402,744	1,393,363
Crown Point CLO III Ltd.
2017-3A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	850,000	839,801
2017-3A, 1.19% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	536,711	534,376
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[2,3]	1,250,000	1,248,448
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[2,3]	1,250,000	1,245,720
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.17% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	1,230,939	1,223,323
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	1,028,410	1,020,760
Voya CLO Ltd.
2020-1A, 1.34% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[2,3]	1,000,000	990,638
Wellfleet CLO Ltd.
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	1,000,000	986,796
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[2,3]	989,329	965,124
Jackson Mill CLO Ltd.
2018-1A, 2.13% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[2,3]	1,000,000	954,098
Mountain Hawk II CLO Ltd.
2018-2A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	891,831	889,454
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	890,983	886,973
TICP CLO I Ltd.
2018-1A, 1.07% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[2,3]	851,710	846,772
BSPRT Issuer Ltd.
2018-FL4, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	500,000	494,401
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[2,3]	338,210	336,309
Palmer Square Loan Funding Ltd.
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	783,171	781,626

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 35.7% (continued)
Collateralized Loan Obligations - 27.3% (continued)
Grand Avenue CRE Ltd.
2020-FL2, 2.60% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[2,3]	$750,000	$755,974
Avery Point V CLO Ltd.
2017-5A, 1.25% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[2,3]	742,484	741,402
Steele Creek CLO Ltd.
2018-1RA, 0.92% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 04/21/31[2,3]	570,000	568,622
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	558,265	557,969
Dryden XXV Senior Loan Fund
2017-25A, 1.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	479,956	472,171
BDS Ltd.
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	468,976	466,050
ACIS CLO Ltd.
2015-6A, 1.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	340,652	340,332
2014-3A, 1.76% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,3]	54,123	54,127
Cent CLO Ltd.
2013-19A, 1.60% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	332,060	331,959
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.90% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	250,000	247,318
Monroe Capital CLO Ltd.
2017-1A, 1.61% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[2,3]	242,022	241,503
Seneca Park CLO Limited
2017-1A, 1.39% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	87,377	87,365
Babson CLO Limited
2017-IA, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 0.00%) due 07/20/25[2,3]	48,260	48,259
Total Collateralized Loan Obligations		74,009,745
Financial - 3.1%
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,3,4	5,250,000	5,250,000
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,3,4	2,400,000	2,400,000
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,3,4	650,000	650,000
Total Financial		8,300,000
Infrastructure - 1.7%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	2,600,000	2,709,930
SBA Tower Trust
2.33% due 01/15/28[2]	2,000,000	2,031,022
Total Infrastructure		4,740,952
Transport-Aircraft - 1.5%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	1,963,958	1,833,492
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,608,657	1,496,160
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	916,572	826,476
Total Transport-Aircraft		4,156,128
Transport-Container - 1.3%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	2,300,000	2,337,877

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 35.7% (continued)
Transport-Container - 1.3% (continued)
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	$710,417	$710,094
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	446,216	456,066
Total Transport-Container		3,504,037
Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	2,250,000	2,180,589
Total Asset-Backed Securities
(Cost $97,758,262)		96,891,451
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 35.2%
Residential Mortgage Backed Securities - 26.8%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[2]	2,500,000	2,517,945
2019-T5, 2.43% due 10/15/51[2]	2,250,000	2,240,685
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[2,5]	2,108,760	2,153,494
2019-4, 2.64% due 11/25/59[2,5]	1,478,010	1,507,019
2019-4, 2.85% due 11/25/59[2,5]	880,097	899,900
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,864,480	1,969,316
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	1,584,853	1,694,855
2017-5A, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[2,3]	680,047	680,421
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,397,517	1,463,129
2017-5, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	1,335,134	1,332,662
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,257,730	1,307,935
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	3,072,504	3,173,315
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	1,807,216	1,730,748
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	1,458,812	1,387,171
CSMC Trust
2020-NQM1, 1.21% due 05/25/65[2,5]	2,750,000	2,749,955
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,088,613	2,024,123
2006-1, 0.45% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	660,622	654,536
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	2,650,000	2,659,945
FKRT
5.47% due 07/03/23†††,4	2,489,391	2,511,796
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	2,523,341	2,367,682
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,203,045	2,175,771
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	2,150,000	2,153,462
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	2,000,000	1,974,516
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	1,956,070	1,865,987

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 35.2% (continued)
Residential Mortgage Backed Securities - 26.8% (continued)
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,4]	$1,362,802	$1,413,637
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	433,366	434,226
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	1,798,366	1,824,472
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,659,727	1,651,592
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	1,638,773	1,597,770
2006-NC1, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	8,691	8,681
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	1,028,152	1,046,969
2019-1, 2.94% (WAC) due 06/25/49[2,3]	534,351	542,938
Encore Credit Receivables Trust 2005-2
2005-2, 0.88% (1 Month USD LIBOR + 0.74%, Rate Cap/Floor: 13.00%/0.49%) due 09/25/35[3]	1,590,000	1,576,470
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,5]	1,400,687	1,411,543
HarborView Mortgage Loan Trust
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,568,578	1,402,435
Nationstar Home Equity Loan Trust
2007-B, 0.37% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	1,417,743	1,398,359
Banc of America Funding Trust
2015-R2, 0.41% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,350,000	1,301,874
CSMC Series
2014-2R, 0.38% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	672,211	657,407
2014-7R, 0.32% (WAC) due 10/27/36[2,3]	570,779	560,388
Countrywide Asset-Backed Certificates
2006-6, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	1,165,346	1,151,873
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	1,009,273	1,023,641
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 1.09% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[3]	1,000,000	992,624
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	597,793	599,493
2007-1, 1.60% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	360,564	362,358
Alternative Loan Trust
2007-OA7, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	971,282	887,426
Citigroup Mortgage Loan Trust
2007-WFH2, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	850,957	844,536
Morgan Stanley Home Equity Loan Trust
2006-2, 0.43% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[3]	854,960	843,399

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 35.2% (continued)
Residential Mortgage Backed Securities - 26.8% (continued)
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	$820,663	$837,469
FBR Securitization Trust
2005-2, 0.90% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	616,186	613,874
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	585,664	593,700
Structured Asset Investment Loan Trust
2005-2, 0.88% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	270,964	270,088
2005-1, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	209,359	208,179
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[3,4]	428,385	429,490
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.65% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[3]	425,823	420,233
GSAMP Trust
2005-HE6, 0.59% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	296,457	296,645
Encore Credit Receivables Trust
2005-4, 0.81% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.44%) due 01/25/36[3]	292,801	292,467
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,3	2	2
Total Residential Mortgage Backed Securities		72,692,626
Government Agency - 6.1%
Uniform MBS 30 Year
2.00% due 12/14/21	13,760,000	14,176,887
Uniform MBS 15 Year
1.50% due 10/19/21	2,350,000	2,404,527
Total Government Agency		16,581,414
Commercial Mortgage Backed Securities - 2.3%
Morgan Stanley Capital I Trust
2018-H3, 0.99% (WAC) due 07/15/51[3,6]	55,354,098	2,722,215
Citigroup Commercial Mortgage Trust
2018-C6, 0.95% (WAC) due 11/10/51[3,6]	43,301,196	2,287,269
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.80% (WAC) due 06/15/51[3,6]	33,175,262	1,153,351
Total Commercial Mortgage Backed Securities		6,162,835
Total Collateralized Mortgage Obligations
(Cost $94,850,439)		95,436,875
CORPORATE BONDS†† - 20.6%
Financial - 9.0%
Wells Fargo & Co.
1.18% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,750,000	2,756,762
Mizuho Financial Group, Inc.
1.39% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	2,550,000	2,573,193
Sumitomo Mitsui Financial Group, Inc.
1.92% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,359,260
1.41% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,000,000	1,010,197
Australia & New Zealand Banking Group Ltd.
1.24% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	2,350,000	2,363,997
UBS Group AG
2.05% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	2,250,000	2,269,564
Citizens Bank North America/Providence RI
1.04% (3 Month USD LIBOR + 0.81%) due 05/26/22[3]	2,150,000	2,166,515
Citigroup, Inc.
1.60% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	2,015,000	2,027,565
Capital One Financial Corp.
0.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,550,000	1,550,000
Intercontinental Exchange, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 06/15/23[3]	1,350,000	1,353,151

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 20.6% (continued)
Financial - 9.0% (continued)
Goldman Sachs Group, Inc.
2.02% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,250,000	$1,258,680
Credit Agricole Corporate & Investment Bank S.A.
0.65% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[2,3]	950,000	951,994
Svenska Handelsbanken AB
3.35% due 05/24/21	477,000	486,607
Mitsubishi UFJ Financial Group, Inc.
2.13% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	448,000	451,334
Santander UK plc
0.55% (3 Month USD LIBOR + 0.30%) due 11/03/20[3]	400,000	400,085
Iron Mountain, Inc.
5.00% due 07/15/28[2]	375,000	384,368
Essex Portfolio, LP
5.20% due 03/15/21	250,000	252,187
UBS AG
0.73% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	250,000	250,085
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	200,000	205,068
Nordea Bank Abp
1.20% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	200,000	200,251
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	192,000	191,932
Total Financial		24,462,795
Consumer, Non-cyclical - 4.9%
Express Scripts Holding Co.
1.01% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	3,145,000	3,145,700
General Mills, Inc.
0.81% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	3,000,000	3,005,424
Sysco Corp.
5.65% due 04/01/25	2,250,000	2,660,856
Zimmer Biomet Holdings, Inc.
0.98% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,650,000	1,650,290
CVS Health Corp.
0.96% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,200,000	1,203,000
AbbVie, Inc.
0.60% (3 Month USD LIBOR + 0.35%) due 05/21/21[2,3]	950,000	950,942
Bunge Limited Finance Corp.
3.00% due 09/25/22	400,000	415,811
ADT Security Corp.
3.50% due 07/15/22	300,000	304,500
Total Consumer, Non-cyclical		13,336,523
Industrial - 3.3%
Boeing Co.
4.51% due 05/01/23	3,050,000	3,215,737
Siemens Financieringsmaatschappij N.V.
0.85% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,900,000	1,910,127
CNH Industrial Capital LLC
1.95% due 07/02/23	1,350,000	1,375,311
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,100,000	1,091,667
Ryder System, Inc.
3.75% due 06/09/23	700,000	752,436
Textron, Inc.
0.79% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	550,000	550,015
Total Industrial		8,895,293
Energy - 1.2%
Phillips 66
0.83% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	1,850,000	1,850,198
Valero Energy Corp.
1.20% due 03/15/24	1,350,000	1,344,281
Total Energy		3,194,479
Technology - 1.0%
Infor, Inc.
1.45% due 07/15/23[2]	1,470,000	1,490,211
Microchip Technology, Inc.
2.67% due 09/01/23[2]	1,320,000	1,366,243
Total Technology		2,856,454
Communications - 1.0%
Viacom, Inc.
4.25% due 09/01/23	900,000	980,442
ViacomCBS, Inc.
4.75% due 05/15/25	740,000	850,181
Level 3 Financing, Inc.
5.38% due 01/15/24	650,000	653,416
Sirius XM Radio, Inc.
3.88% due 08/01/22[2]	300,000	303,187
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[2]	50,000	50,560
Total Communications		2,837,786
Consumer, Cyclical - 0.2%
Marriott International, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 03/08/21[3]	500,000	497,971
Total Corporate Bonds
(Cost $55,227,825)		56,081,301

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~		Value
FOREIGN GOVERNMENT DEBT†† - 9.2%
Government of Japan
(0.10%) due 10/05/20[7]	JPY	579,800,000	$5,496,590
(0.14% )due 10/19/20[7]	JPY	374,400,000	3,549,523
United Mexican States
4.43% due 11/05/20[7]	MXN	118,600,000	5,336,398
State of Israel
0.50% due 01/31/21[7]	ILS	9,197,000	2,692,002
1.00% due 04/30/21[7]	ILS	8,790,000	2,582,305
Province of Quebec
0.22% due 10/02/20[7]	CAD	3,580,000	2,689,134
Province of Ontario
0.20% due 01/27/21[7]	CAD	1,760,000	1,320,975
Federative Republic of Brazil
due 04/01/21[8]	BRL	7,200,000	1,268,919
Total Foreign Government Debt
(Cost $25,047,633)			24,935,846

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 0.3%
Consumer, Cyclical - 0.3%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	748,125	$728,487
Total Senior Floating Rate Interests
(Cost $727,378)		728,487
Total Investments - 107.3%
(Cost $290,925,675)		$291,169,762
Other Assets & Liabilities, net - (7.3)%		(19,896,723)
Total Net Assets - 100.0%		$271,273,039

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$28,300,000	$5,444	$367	$5,077

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)% (1 Month USD LIBOR + 0.16%)	At Maturity	02/17/21	37,000	$4,984,270	$93,980
JPMorgan Chase Bank, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	(0.36)% (1 Month USD LIBOR + 0.20%)	At Maturity	12/01/20	35,200	2,953,280	44,000
Barclays Bank plc	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.35)% (1 Month USD LIBOR + 0.20%)	At Maturity	10/06/20	21,700	2,923,207	36,673
						$10,860,757	$174,653

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	10,600,000	BRL	07/01/21	$2,539,015	$1,871,042	$667,973
Citibank N.A., New York	7,020,000	BRL	07/01/21	1,706,017	1,239,123	466,894
Citibank N.A., New York	782,391,000	JPY	07/01/21	7,703,883	7,447,478	256,405
Barclays Bank plc	432,216,000	JPY	07/01/21	4,249,494	4,114,208	135,286
Goldman Sachs International	7,200,000	BRL	04/01/21	1,351,224	1,276,948	74,276

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

Goldman Sachs International	83,500,000	MXN	11/05/20	$3,793,868	$3,757,719	$36,149
JPMorgan Chase Bank, N.A.	1,760,000	CAD	01/27/21	1,350,610	1,322,808	27,802
Goldman Sachs International	430,000	BRL	07/01/21	100,738	75,901	24,837
Morgan Stanley Capital Services LLC	35,100,000	MXN	11/05/20	1,594,483	1,579,592	14,891
Citibank N.A., New York	4,454,100	ILS	04/30/21	1,317,859	1,308,366	9,493
Goldman Sachs International	10,918,100	ILS	04/30/21	3,215,859	3,207,128	8,731
Bank of America, N.A.	3,787,500	ILS	04/30/21	1,121,193	1,112,556	8,637
Goldman Sachs International	2,426,500	ILS	01/31/22	718,462	718,029	433
Bank of America, N.A.	316,500	ILS	01/31/22	93,834	93,656	178
Citibank N.A., New York	391,000	JPY	01/04/21	3,815	3,712	103
Barclays Bank plc	216,000	JPY	01/04/21	2,104	2,051	53
Citibank N.A., New York	45	ILS	02/01/21	13	13	—
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,835	(14)
Morgan Stanley Capital Services LLC	374,400,000	JPY	10/19/20	3,547,252	3,550,018	(2,766)
Citibank N.A., New York	579,800,000	JPY	10/05/20	5,489,283	5,496,707	(7,424)
JPMorgan Chase Bank, N.A.	1,158,625	EUR	07/30/21	1,337,250	1,368,387	(31,137)
Citibank N.A., New York	3,580,000	CAD	10/02/20	2,647,286	2,689,161	(41,875)
Goldman Sachs International	23,942,656	ILS	02/01/21	6,971,706	7,016,350	(44,644)
						$1,604,281

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	14,716,090	ILS	02/01/21	$4,125,022	$4,312,523	$187,501
Goldman Sachs International	5,140,900	ILS	04/30/21	1,433,842	1,510,109	76,267
JPMorgan Chase Bank, N.A.	5,140,900	ILS	04/30/21	1,448,548	1,510,109	61,561
Goldman Sachs International	1,157,500	EUR	07/30/21	1,311,656	1,367,058	55,402
Goldman Sachs International	2,743,000	ILS	01/31/22	761,098	811,684	50,586
Bank of America, N.A.	1,125	EUR	07/30/21	1,235	1,329	94
Bank of America, N.A.	607,000	JPY	01/04/21	5,818	5,763	(55)
JPMorgan Chase Bank, N.A.	6,047,000	BRL	07/01/21	1,171,900	1,067,377	(104,523)
Bank of America, N.A.	1,214,607,000	JPY	07/01/21	11,708,184	11,561,686	(146,498)
Citibank N.A., New York	12,003,000	BRL	07/01/21	2,301,867	2,118,690	(183,177)
						$(2,842)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2020.

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $141,649,118 (cost $141,823,574), or 52.2% of total net assets.

3
Variable rate security.  Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $13,089,149 (cost $13,009,782), or 4.8% of total net assets — See Note 8.

5
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

6	Security is an interest-only strip.
7 8	Rate indicated is the effective yield at the time of purchase. Zero coupon rate security.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
EUR — Euro
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$10,860,757	$—	$—	$10,860,757
Money Market Fund	6,235,045	—	—	6,235,045
Asset-Backed Securities	—	88,591,451	8,300,000	96,891,451
Collateralized Mortgage Obligations	—	92,925,077	2,511,798	95,436,875
Corporate Bonds	—	56,081,301	—	56,081,301
Foreign Government Debt	—	24,935,846	—	24,935,846
Senior Floating Rate Interests	—	728,487	—	728,487
Interest Rate Swap Agreements**	—	5,077	—	5,077
Forward Foreign Currency Exchange Contracts**	—	2,163,552	—	2,163,552
Total Return Swap Agreements**	—	174,653	—	174,653
Total Assets	$17,095,802	$265,605,444	$10,811,798	$293,513,044

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$562,113	$—	$562,113

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$8,300,000	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	2,511,798	Model Price	Purchase Price	—	—
Total Assets	$10,811,798

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets
	Asset-Backed Securities	Collaterized Mortgage Obligations		Total
Beginning Balance	$2,900,000	$		$2,900,000
Purchases/(Receipts)	8,300,000		2,550,005	10,850,005
(Sales, maturities and paydowns)/Fundings	(2,900,000)		(62,611)	(2,962,611)
Amortization of discount/premiums	-		2,002	2,002
Total realized gains or losses included in earnings	-		-	-
Total change in unrealized appreciation (depreciation) included in earnings	-		22,402	22,402
Transfers into Level 3	-		-	-
Ending Balance	$8,300,000		$2,511,798	$10,811,798
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$-		$22,402	$22,402

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,100	$3,650,641
iShares iBoxx High Yield Corporate Bond ETF	16,400	1,375,960
Total Exchange-Traded Funds
(Cost $5,127,681)		5,026,601
MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	2,904,011	2,904,011
Total Money Market Fund
(Cost $2,904,011)		2,904,011

	Face Amount~
ASSET-BACKED SECURITIES†† - 41.5%
Collateralized Loan Obligations - 33.3%
Halcyon Loan Advisors Funding Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 04/20/27[2,3]	11,624,163	11,594,564
610 Funding CLO 3 Ltd.
2018-3A, 1.92% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,000,000	984,434
2018-3A, 1.52% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	900,000	897,873
Flagship CLO VIII Ltd.
2018-8A, 2.07% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	1,800,000	1,745,396
Denali Capital CLO XI Ltd.
2018-1A, 1.40% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	1,750,000	1,741,047
KVK CLO 2013-1 Ltd.
2017-1A, 1.72% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,750,000	1,724,906
MP CLO VIII Ltd.
2018-2A, 1.16% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	1,631,978	1,623,926
Marathon CLO V Ltd.
2017-5A, 1.12% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,306,911	1,296,140
GPMT Ltd.
2019-FL2, 1.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	1,250,000	1,239,123
Crown Point CLO III Ltd.
2017-3A, 1.73% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,100,000	1,086,801
Telos CLO Ltd.
2017-6A, 1.54% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	1,068,660	1,067,514
THL Credit Wind River CLO Ltd.
2017-2A, 1.15% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	868,296	863,539
2019-1A, 1.16% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	179,622	179,300
Venture XII CLO Ltd.
2018-12A, 1.06% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	999,843	992,406
MidOcean Credit CLO VII
2020-7A, 1.32% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	1,000,000	991,081
Golub Capital Partners CLO Ltd.
2018-36A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	1,000,000	981,107
BXMT Ltd.
2020-FL2, 1.30% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 02/16/37[2,3]	1,000,000	980,070
Shackleton CLO Ltd.
2018-6RA, 1.29% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	980,796	978,094
LoanCore Issuer Ltd.
2018-CRE1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	500,000	495,649

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.5% (continued)
Collateralized Loan Obligations - 33.3% (continued)
2018-CRE1, 1.28% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	447,236	$445,012
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.58% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	850,000	826,811
Palmer Square Loan Funding Ltd.
2019-3A, 1.10% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	783,171	781,626
Mountain View CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	752,677	747,974
Venture XIV CLO Ltd.
2020-14A, 1.29% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	750,000	743,265
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 1.03% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	674,222	669,221
BSPRT Issuer Ltd.
2018-FL3, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[2,3]	338,210	336,309
2018-FL4, 1.20% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	250,000	247,200
MidOcean Credit CLO IV
2018-4A, 1.08% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	540,556	537,769
Owl Rock CLO IV Ltd.
2020-4A, 3.17% (3 Month USD LIBOR + 2.62%, Rate Floor: 2.62%) due 05/20/29[2,3]	500,000	499,379
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[2,3]	500,000	498,288
Wellfleet CLO Ltd.
2020-2A, 1.33% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	500,000	493,398
Newfleet CLO Ltd.
2018-1A, 1.22% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	467,581	464,454
Neuberger Berman CLO XVI-S Ltd.
2018-16SA, 1.13% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/15/28[2,3]	461,037	459,468
NewStar Clarendon Fund CLO LLC
2019-1A, 1.55% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	445,492	443,487
TICP CLO I Ltd.
2018-1A, 1.07% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[2,3]	425,855	423,386
Mountain Hawk II CLO Ltd.
2018-2A, 1.87% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	356,732	355,782
ACIS CLO Ltd.
2015-6A, 1.84% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	340,652	340,332
Cent CLO Ltd.
2013-19A, 1.60% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	301,873	301,781
Grand Avenue CRE Ltd.
2020-FL2, 2.60% (1 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 03/15/35[2,3]	250,000	251,991
BDS Ltd.
2018-FL2, 1.10% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	234,488	233,025
Seneca Park CLO Limited
2017-1A, 1.39% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	227,181	227,148

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 41.5% (continued)
Collateralized Loan Obligations - 33.3% (continued)
Dryden XXV Senior Loan Fund
2017-25A, 1.63% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	153,341	$150,854
West CLO Ltd.
2017-1A, 1.19% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	108,051	107,994
Babson CLO Limited
2017-IA, 1.42% (3 Month USD LIBOR + 1.15%, Rate Floor: 0.00%) due 07/20/25[2,3]	18,768	18,767
Total Collateralized Loan Obligations		42,067,691
Financial - 3.0%
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22†††,3,4	2,450,000	2,450,000
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20†††,3,4	1,100,000	1,100,000
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,3,4	250,000	250,000
Total Financial		3,800,000
Infrastructure - 1.8%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	1,250,000	1,302,851
SBA Tower Trust
2.33% due 01/15/28[2]	1,000,000	1,015,511
Total Infrastructure		2,318,362
Transport-Aircraft - 1.2%
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	916,572	826,476
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	785,583	733,397
Total Transport-Aircraft		1,559,873
Transport-Container - 1.2%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	862,500	876,704
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	322,917	322,770
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[2]	247,898	253,370
Total Transport-Container		1,452,844
Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	1,250,000	1,211,438
Total Asset-Backed Securities
(Cost $52,609,933)		52,410,208
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.5%
Residential Mortgage Backed Securities - 24.0%
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	1,205,106	1,145,924
2006-HE9, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	711,933	681,810
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[2]	1,000,000	1,007,178
2019-T5, 2.43% due 10/15/51[2]	750,000	746,895
Verus Securitization Trust
2020-1, 2.42% due 01/25/60[2,5]	843,504	861,398
2019-4, 2.64% due 11/25/59[2,5]	739,005	753,510
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	757,445	800,035
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	642,508	687,103
Soundview Home Loan Trust
2006-OPT5, 0.29% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	953,013	923,587
2006-1, 0.45% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	452,004	447,840

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.5% (continued)
Residential Mortgage Backed Securities - 24.0% (continued)
CSMC Trust
2020-NQM1, 1.21% due 05/25/65[2,5]	1,300,000	$1,299,979
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	1,217,407	1,257,351
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	1,250,000	1,254,691
FKRT
5.47% due 07/03/23†††,4	1,171,478	1,182,022
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	582,299	609,637
2017-5, 0.75% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	554,206	553,181
CSMC Series
2014-2R, 0.38% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	567,645	555,144
2014-7R, 0.32% (WAC) due 10/27/36[2,3]	551,753	541,708
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	822,522	837,575
2019-1, 2.94% (WAC) due 06/25/49[2,3]	207,803	211,142
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	1,000,000	1,001,610
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.64% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	1,000,000	987,258
Home Equity Loan Trust
2007-FRE1, 0.34% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	1,039,107	975,007
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.53% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	937,466	925,860
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 0.58% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	922,071	917,551
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	899,183	912,236
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.78% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	803,320	783,220
2006-NC1, 0.30% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	8,691	8,681
Countrywide Asset-Backed Certificates
2006-6, 0.32% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	754,048	745,329
NovaStar Mortgage Funding Trust Series
2007-2, 0.35% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	764,645	729,431
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,5]	700,344	705,772
HarborView Mortgage Loan Trust
2006-14, 0.31% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	784,289	701,218
FBR Securitization Trust
2005-2, 0.90% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	616,186	613,874
CIT Mortgage Loan Trust
2007-1, 1.50% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	455,944	457,240

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.5% (continued)
Residential Mortgage Backed Securities - 24.0% (continued)
2007-1, 1.60% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	116,311	$116,890
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	547,109	558,313
Structured Asset Investment Loan Trust
2005-2, 0.88% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	270,964	270,088
2005-1, 0.87% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	197,044	195,933
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	433,366	434,226
Citigroup Mortgage Loan Trust
2007-WFH2, 0.55% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	425,479	422,268
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[2,3]	386,526	387,430
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	373,805	379,126
Encore Credit Receivables Trust
2005-4, 0.81% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.44%) due 01/25/36[3]	292,801	292,467
GSAMP Trust
2005-HE6, 0.59% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	283,568	283,747
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[3,4]	183,594	184,067
GreenPoint Mortgage Funding Trust
2007-AR1, 0.23% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 02/25/47†††,3	1	1
Total Residential Mortgage Backed Securities		30,346,553
Government Agency - 6.1%
Uniform MBS 30 Year
2.00% due 12/14/21	6,390,000	6,583,598
Uniform MBS 15 Year
1.50% due 10/19/21	1,100,000	1,125,523
Total Government Agency		7,709,121
Commercial Mortgage Backed Securities - 1.4%
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.26% (WAC) due 02/15/50[3,6]	23,671,406	1,264,602
BENCHMARK Mortgage Trust
2019-B14, 0.92% (WAC) due 12/15/62[3,6]	9,970,398	519,723
Total Commercial Mortgage Backed Securities		1,784,325
Total Collateralized Mortgage Obligations
(Cost $39,677,095)		39,839,999
CORPORATE BONDS†† - 20.5%
Financial - 9.3%
Barclays Bank plc
1.70% due 05/12/22	1,200,000	1,220,712
Sumitomo Mitsui Financial Group, Inc.
1.41% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,100,000	1,111,217
Australia & New Zealand Banking Group Ltd.
1.24% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	1,100,000	1,106,552
Wells Fargo & Co.
1.18% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	1,100,000	1,102,705
UBS AG
0.73% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	1,100,000	1,100,376
Capital One Financial Corp.
0.72% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,060,000	1,060,000
Citizens Bank North America/Providence RI
1.04% (3 Month USD LIBOR + 0.81%) due 05/26/22[3]	1,000,000	1,007,681
Goldman Sachs Group, Inc.
2.02% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	800,000	805,556

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 20.5% (continued)
Financial - 9.3% (continued)
Mizuho Financial Group, Inc.
1.39% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	650,000	$655,912
Intercontinental Exchange, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 06/15/23[3]	650,000	651,517
Credit Agricole Corporate & Investment Bank S.A.
0.65% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[2,3]	375,000	375,787
Svenska Handelsbanken AB
3.35% due 05/24/21	250,000	255,035
Nordea Bank Abp
1.20% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	250,000	250,313
Mitsubishi UFJ Financial Group, Inc.
2.13% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	247,000	248,838
Citigroup, Inc.
1.60% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	200,000	201,247
Santander UK plc
0.55% (3 Month USD LIBOR + 0.30%) due 11/03/20[3]	200,000	200,042
Iron Mountain, Inc.
5.00% due 07/15/28[2]	175,000	179,372
Essex Portfolio, LP
5.20% due 03/15/21	100,000	100,875
Assurant, Inc.
1.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	84,000	83,970
Total Financial		11,717,707
Consumer, Non-cyclical - 4.4%
Cigna Corp.
0.90% (3 Month USD LIBOR + 0.65%) due 09/17/21[3]	1,300,000	1,300,256
General Mills, Inc.
0.81% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	1,250,000	1,252,260
Sysco Corp.
5.65% due 04/01/25	900,000	1,064,343
Zimmer Biomet Holdings, Inc.
0.98% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	700,000	700,123
CVS Health Corp.
0.96% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	500,000	501,250
AbbVie, Inc.
0.60% (3 Month USD LIBOR + 0.35%) due 05/21/21[2,3]	380,000	380,376
Bunge Limited Finance Corp.
3.00% due 09/25/22	200,000	207,905
ADT Security Corp.
3.50% due 07/15/22	125,000	126,875
Total Consumer, Non-cyclical		5,533,388
Industrial - 3.1%
Boeing Co.
4.51% due 05/01/23	1,200,000	1,265,208
Siemens Financieringsmaatschappij N.V.
0.85% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	760,000	764,051
CNH Industrial Capital LLC
1.95% due 07/02/23	630,000	641,812
Aviation Capital Group LLC
2.88% due 01/20/22[2]	450,000	446,591
Ryder System, Inc.
3.75% due 06/09/23	300,000	322,473
Rolls-Royce plc
2.38% due 10/14/20[2]	300,000	299,250
Textron, Inc.
0.79% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	200,000	200,005
Total Industrial		3,939,390
Energy - 1.3%
Phillips 66
0.83% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	800,000	800,086
Valero Energy Corp.
1.20% due 03/15/24	650,000	647,246
Marathon Petroleum Corp.
3.40% due 12/15/20	260,000	260,809
Total Energy		1,708,141
Technology - 1.1%
Infor, Inc.
1.45% due 07/15/23[2]	690,000	699,487
Microchip Technology, Inc.
2.67% due 09/01/23[2]	620,000	641,720
Total Technology		1,341,207
Communications - 1.1%
Viacom, Inc.
4.25% due 09/01/23	450,000	490,221
ViacomCBS, Inc.
4.75% due 05/15/25	300,000	344,668
Level 3 Financing, Inc.
5.38% due 01/15/24	300,000	301,576
Sirius XM Radio, Inc.
3.88% due 08/01/22[2]	150,000	151,594
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
3.36% due 09/20/21[2]	50,000	50,560
Total Communications		1,338,619
Consumer, Cyclical - 0.1%
Marriott International, Inc.
0.90% (3 Month USD LIBOR + 0.65%) due 03/08/21[3]	200,000	199,188

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[2]	91,000	$91,358
Total Corporate Bonds
(Cost $25,500,425)		25,868,998
FOREIGN GOVERNMENT DEBT†† - 7.3%
Government of Japan
(0.10%) due 10/05/20[8]	JPY	263,500,000	2,498,019
(0.14%) due 10/19/20[8]	JPY	121,300,000	1,149,992
State of Israel
0.50% due 01/31/21	ILS	4,338,000	1,269,752
1.00% due 04/30/21	ILS	4,100,000	1,204,488
United Mexican States
4.43% due 11/05/20[8]	MXN	54,900,000	2,470,221
Federative Republic of Brazil
due 04/01/21[7]	BRL	3,400,000	599,212
Total Foreign Government Debt
(Cost $9,248,782)			9,191,684
SENIOR FLOATING RATE INTERESTS††,3 - 0.2%
Consumer, Cyclical - 0.2%
Samsonite IP Holdings SARL
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	299,250		291,395
Total Senior Floating Rate Interests
(Cost $290,951)			291,395
Total Investments - 107.3%
(Cost $135,358,878)			$135,532,896
Other Assets & Liabilities, net - (7.3)%			(9,272,895)
Total Net Assets - 100.0%			$126,260,001

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$9,700,000	$1,866	$321	$1,545

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)% (1 Month USD LIBOR + 0.16%)	At Maturity	02/17/21	17,000	$2,290,070	$43,180
JPMorgan Chase Bank, N.A.	iShares iBoxx $ High Yield Corporate Bond ETF	(0.36)% (1 Month USD LIBOR + 0.20%)	At Maturity	12/01/20	16,400	1,375,960	20,500
Barclays Bank plc	iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.35)% (1 Month USD LIBOR + 0.20%)	At Maturity	10/06/20	10,100	1,360,571	17,069

						$5,026,601	$80,749

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	3,100,000	BRL	07/01/21	$742,782	$547,192	$195,590
Citibank N.A., New York	2,380,000	BRL	07/01/21	$581,470	$420,102	$161,368
Citibank N.A., New York	188,094,000	JPY	07/01/21	1,852,084	1,790,442	61,642
Barclays Bank plc	174,087,000	JPY	07/01/21	1,711,602	1,657,112	54,490
Goldman Sachs International	3,400,000	BRL	04/01/21	638,078	603,003	35,075

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

Goldman Sachs International	430,000	BRL	07/01/21	100,738	75,901	24,837
Goldman Sachs International	38,400,000	MXN	11/05/20	1,744,725	1,728,101	16,624
Morgan Stanley Capital Services LLC	16,500,000	MXN	11/05/20	749,543	742,543	7,000
Bank of America, N.A.	1,313,000	ILS	04/30/21	389,383	385,686	3,697
Goldman Sachs International	5,868,100	ILS	04/30/21	1,726,917	1,723,720	3,197
Goldman Sachs International	833,450	ILS	01/31/22	247,087	246,627	460
Bank of America, N.A.	316,500	ILS	01/31/22	93,833	93,656	177
Citibank N.A., New York	94,000	JPY	01/04/21	918	893	25
Barclays Bank plc	87,000	JPY	01/04/21	847	826	21
Citibank N.A., New York	45	ILS	02/01/21	13	13	—
Bank of America, N.A.	16,500	ILS	02/01/21	4,821	4,835	(14)
Citibank N.A., New York	343,400	ILS	04/30/21	100,307	100,872	(565)
Morgan Stanley Capital Services LLC	121,300,000	JPY	10/19/20	1,149,257	1,150,153	(896)
Citibank N.A., New York	263,500,000	JPY	10/05/20	2,494,698	2,498,072	(3,374)
Goldman Sachs International	10,282,649	ILS	02/01/21	2,993,016	3,013,311	(20,295)
						$539,059

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	5,939,444	ILS	02/01/21	$1,664,857	$1,740,542	$75,685
Goldman Sachs International	1,691,750	ILS	04/30/21	471,844	496,942	25,098
Goldman Sachs International	1,149,950	ILS	01/31/22	319,076	340,283	21,207
JPMorgan Chase Bank, N.A.	1,691,750	ILS	04/30/21	476,684	496,942	20,258
Bank of America, N.A.	181,000	JPY	01/04/21	1,735	1,719	(16)
JPMorgan Chase Bank, N.A.	1,980,000	BRL	07/01/21	383,721	349,497	(34,224)
Bank of America, N.A.	362,181,000	JPY	07/01/21	3,491,238	3,447,554	(43,684)
Citibank N.A., New York	3,930,000	BRL	07/01/21	753,675	693,698	(59,977)
						$4,347

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2020.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $71,838,671 (cost $71,759,022), or 56.9% of total net assets.

3
Variable rate security.  Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,600,315 (cost $5,588,356), or 4.4% of total net assets — See Note 8.

5
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2020. See table below for additional step information for each security.

6	Security is an interest-only strip.
7	Zero coupon rate security.
8	Rate indicated is the effective yield at the time of purchase.

BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$5,026,601	$—	$—	$5,026,601
Money Market Fund	2,904,011	—	—	2,904,011
Asset-Backed Securities	—	48,610,208	3,800,000	52,410,208
Collateralized Mortgage Obligations	—	38,657,976	1,182,023	39,839,999
Corporate Bonds	—	25,868,998	—	25,868,998
Foreign Government Debt	—	9,191,684	—	9,191,684
Senior Floating Rate Interests	—	291,395	—	291,395
Interest Rate Swap Agreements**	—	1,545	—	1,545
Forward Foreign Currency Exchange Contracts**	—	706,451	—	706,451
Fixed Income Index Swap Agreements**	—	80,749	—	80,749
Total Assets	$7,930,612	$123,409,006	$4,982,023	$136,321,641

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$163,045	$—	$163,045

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$3,800,000	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	1,182,023	Model Price	Purchase Price	—	—
Total Assets	$4,982,023

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2020:

	Assets
	Asset-Backed Securities	Collaterized Mortgage Obligations		Total
Beginning Balance	$1,450,000	$		$1,450,000
Purchases/(Receipts)	3,800,000		1,200,003	5,000,003
(Sales, maturities and paydowns)/Fundings	(1,450,000)		(30,039)	(1,480,039)
Amortization of discount/premiums	-		1,517	1,517
Total realized gains or losses included in earnings	-		-	-
Total change in unrealized appreciation (depreciation) included in earnings	-		10,542	10,542
Transfers into Level 3	-		-	-
Ending Balance	$3,800,000		$1,182,023	$4,982,023
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2020	$-		$10,542	$10,542

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2020

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—

Guggenheim Strategy Fund II

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2020

ASSETS:
Investments, at value (cost $352,621,380)	$352,519,277
Cash	10,768
Segregated cash with broker	838
Unamortized upfront premiums paid on interest rate swap agreements	335
Unrealized appreciation on OTC swap agreements	186,395
Unrealized appreciation on forward foreign currency exchange contracts	2,960,206
Prepaid expenses	4,075
Receivables:
Securities sold	57,488,296
Interest	684,145
Variation margin on interest rate swap agreements	845
Total assets	413,855,180
LIABILITIES:
Segregated cash due to broker	2,280,000
Unrealized depreciation on forward foreign currency exchange contracts	792,005
Payable for:
Securities purchased	82,138,584
Distributions to shareholders	77,800
Swap settlement	20,251
Fund accounting/administration fees	5,485
Trustees’ fees*	1,708
Miscellaneous	59,826
Total liabilities	85,375,659
NET ASSETS	$328,479,521
NET ASSETS CONSIST OF:
Paid in capital	$329,806,701
Total distributable earnings (loss)	(1,327,180)
Net assets	$328,479,521
Capital shares outstanding	13,154,868
Net asset value per share	$24.97

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2020

ASSETS:
Investments, at value (cost $290,925,675)	$291,169,762
Cash	11,849
Segregated cash with broker	216,790
Unamortized upfront premiums paid on interest rate swap agreements	367
Unrealized appreciation on OTC swap agreements	174,653
Unrealized appreciation on forward foreign currency exchange contracts	2,163,552
Prepaid expenses	4,335
Receivables:
Securities sold	49,062,961
Interest	753,995
Variation margin on interest rate swap agreements	1,552
Total assets	343,559,816
LIABILITIES:
Segregated cash due to broker	1,850,000
Unrealized depreciation on forward foreign currency exchange contracts	562,113
Payable for:
Securities purchased	69,681,657
Distributions to shareholders	23,115
Swap settlement	19,073
Fund accounting/administration fees	5,151
Transfer agent and administrative fees	1,174
Trustees’ fees*	867
Miscellaneous	143,627
Total liabilities	72,286,777
NET ASSETS	$271,273,039
NET ASSETS CONSIST OF:
Paid in capital	$273,454,352
Total distributable earnings (loss)	(2,181,313)
Net assets	$271,273,039
Capital shares outstanding	10,822,591
Net asset value per share	$25.07

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2020

ASSETS:
Investments, at value (cost $135,358,878)	$135,532,896
Cash	5,616
Segregated cash with broker	418
Unamortized upfront premiums paid on interest rate swap agreements	321
Unrealized appreciation on OTC swap agreements	80,749
Unrealized appreciation on forward foreign currency exchange contracts	706,451
Prepaid expenses	3,615
Receivables:
Securities sold	22,860,127
Interest	350,451
Variation margin on interest rate swap agreements	532
Total assets	159,541,176
LIABILITIES:
Segregated cash due to broker	530,000
Unrealized depreciation on forward foreign currency exchange contracts	163,045
Payable for:
Securities purchased	32,470,305
Swap settlement	8,830
Fund accounting/administration fees	4,580
Transfer agent and administrative fees	765
Trustees’ fees*	643
Miscellaneous	103,007
Total liabilities	33,281,175
NET ASSETS	$126,260,001
NET ASSETS CONSIST OF:
Paid in capital	$126,661,558
Total distributable earnings (loss)	(401,557)
Net assets	$126,260,001
Capital shares outstanding	5,050,866
Net asset value per share	$25.00

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II

STATEMENT OF
OPERATIONS
Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends	$108,160
Interest	8,206,855
Total investment income	8,315,015

EXPENSES:
Transfer agent and administrative fees	12,034
Professional fees	112,699
Fund accounting/administration fees	100,068
Repurchase agreement breakage fees	89,032
Custodian fees	42,766
Trustees’ fees*	28,347
Line of credit fees	23,179
Short interest expense	98
Miscellaneous	43,335
Total expenses	451,558
Less:
Earnings credits applied	(8,450)
Net expenses	443,108
Net investment income	7,871,907

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,881,578)
Swap agreements	(385,897)
Futures contracts	168,029
Forward foreign currency exchange contracts	2,002,642
Foreign currency transactions	378,335
Net realized loss	(1,718,469)

Net change in unrealized appreciation (depreciation) on:
Investments	108,387
Swap agreements	2,871,459
Forward foreign currency exchange contracts	447,570
Foreign currency translations	(5,077)
Net change in unrealized appreciation (depreciation)	3,422,339
Net realized and unrealized gain	1,703,870
Net increase in net assets resulting from operations	$9,575,777

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends	$107,624
Interest	7,170,665
Total investment income	7,278,289

EXPENSES:
Transfer agent and administrative fees	12,034
Fund accounting/administration fees	100,068
Professional fees	99,960
Repurchase agreement breakage fees	78,162
Custodian fees	36,535
Trustees’ fees*	26,372
Line of credit fees	19,720
Interest expense	43
Miscellaneous	42,193
Total expenses	415,087
Less:
Earnings credits applied	(5,836)
Net expenses	409,251
Net investment income	6,869,038

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,171,014)
Swap agreements	(908,976)
Futures contracts	144,891
Forward foreign currency exchange contracts	2,296,432
Foreign currency transactions	(2,426,233)
Net realized loss	(2,064,900)

Net change in unrealized appreciation (depreciation) on:
Investments	224,645
Swap agreements	2,871,901
Forward foreign currency exchange contracts	177,434
Foreign currency translations	(4,441)
Net change in unrealized appreciation (depreciation)	3,269,539
Net realized and unrealized gain	1,204,639
Net increase in net assets resulting from operations	$8,073,677

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2020

INVESTMENT INCOME:
Dividends	$45,929
Interest	3,071,123
Total investment income	3,117,052

EXPENSES:
Transfer agent and administrative fees	12,034
Professional fees	73,040
Fund accounting/administration fees	68,344
Custodian fees	33,737
Repurchase agreement breakage fees	31,002
Trustees’ fees*	21,255
Line of credit fees	7,914
Interest expense	711
Miscellaneous	31,820
Total expenses	279,857
Less:
Earnings credits applied	(1,984)
Net expenses	277,873
Net investment income	2,839,179

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,389,768)
Swap agreements	(7,379)
Futures contracts	56,010
Forward foreign currency exchange contracts	980,854
Foreign currency transactions	33,062
Net realized loss	(327,221)

Net change in unrealized appreciation (depreciation) on:
Investments	249,939
Swap agreements	850,650
Forward foreign currency exchange contracts	1,608
Foreign currency translations	(1,803)
Net change in unrealized appreciation (depreciation)	1,100,394
Net realized and unrealized gain	773,173
Net increase in net assets resulting from operations	$3,612,352

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,871,907	$13,764,271
Net realized loss on investments	(1,718,469)	(765,388)
Net change in unrealized appreciation (depreciation) on investments	3,422,339	(2,405,331)
Net increase in net assets resulting from operations	9,575,777	10,593,552

Distributions to shareholders	(8,751,537)	(13,504,222)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	221,706,518	163,098,136
Distributions reinvested	7,102,715	10,733,435
Cost of shares redeemed	(358,839,551)	(210,344,007)
Net decrease from capital share transactions	(130,030,318)	(36,512,436)
Net decrease in net assets	(129,206,078)	(39,423,106)

NET ASSETS:
Beginning of year	457,685,599	497,108,705
End of year	$328,479,521	$457,685,599

CAPITAL SHARE ACTIVITY:
Shares sold	8,974,963	6,557,874
Shares issued from reinvestment of distributions	287,617	431,923
Shares redeemed	(14,542,456)	(8,452,890)
Net decrease in shares	(5,279,876)	(1,463,093)

Guggenheim Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,869,038	$11,677,047
Net realized loss on investments	(2,064,900)	(1,508,141)
Net change in unrealized appreciation (depreciation) on investments	3,269,539	(1,637,408)
Net increase in net assets resulting from operations	8,073,677	8,531,498

Distributions to shareholders	(7,655,249)	(11,493,232)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	32,511,999	4,864,956
Distributions reinvested	7,207,917	10,820,089
Cost of shares redeemed	(153,350,878)	(54,620,290)
Net decrease from capital share transactions	(113,630,962)	(38,935,245)
Net decrease in net assets	(113,212,534)	(41,896,979)

NET ASSETS:
Beginning of year	384,485,573	426,382,552
End of year	$271,273,039	$384,485,573

CAPITAL SHARE ACTIVITY:
Shares sold	1,331,447	195,789
Shares issued from reinvestment of distributions	291,772	435,617
Shares redeemed	(6,291,377)	(2,197,069)
Net decrease in shares	(4,668,158)	(1,565,663)

Guggenheim Variable Insurance Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,839,179	$4,561,545
Net realized loss on investments	(327,221)	(596,503)
Net change in unrealized appreciation (depreciation) on investments	1,100,394	(567,352)
Net increase in net assets resulting from operations	3,612,352	3,397,690

Distributions to shareholders	(2,703,001)	(5,261,125)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	18,911
Distributions reinvested	2,703,001	5,261,125
Cost of shares redeemed	(29,577,201)	(21,749,948)
Net decrease from capital share transactions	(26,874,200)	(16,469,912)
Net decrease in net assets	(25,964,849)	(18,333,347)

NET ASSETS:
Beginning of year	152,224,850	170,558,197
End of year	$126,260,001	$152,224,850

CAPITAL SHARE ACTIVITY:
Shares sold	–	–
Shares issued from reinvestment of distributions	109,484	212,746
Shares redeemed	(1,201,146)	(871,956)
Net decrease in shares	(1,091,662)	(659,210)

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.83	$24.98	$25.06	$24.94	$24.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.75	.66	.56	.50
Net gain (loss) on investments (realized and unrealized)	.17	(.17)	(.02)	.14	.09
Total from investment operations	.68	.58	.64	.70	.59
Less distributions from:
Net investment income	(.54)	(.72)	(.71)	(.58)	(.50)
Net realized gains	—	(.01)	(.01)	—	—
Total distributions	(.54)	(.73)	(.72)	(.58)	(.50)
Net asset value, end of period	$24.97	$24.83	$24.98	$25.06	$24.94

Total Return[b]	2.78%	2.37%	2.60%	2.82%	2.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$328,480	$457,686	$497,109	$493,831	$359,632
Ratios to average net assets:
Net investment income (loss)	2.05%	3.01%	2.64%	2.25%	2.01%
Total expenses[c]	0.12%	0.07%	0.06%	0.09%	0.09%
Net expenses[d]	0.12%	0.07%	0.06%	0.09%	0.09%
Portfolio turnover rate	89%	44%	57%	80%	53%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.82	$25.00	$25.04	$24.98	$24.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.75	.66	.69	.62
Net gain (loss) on investments (realized and unrealized)	.29	(.20)	(.01)	.07	.10
Total from investment operations	.81	.55	.65	.76	.72
Less distributions from:
Net investment income	(.56)	(.73)	(.68)	(.70)	(.62)
Return of capital	—	—	(.01)	—	—
Total distributions	(.56)	(.73)	(.69)	(.70)	(.62)
Net asset value, end of period	$25.07	$24.82	$25.00	$25.04	$24.98

Total Return[b]	3.32%	2.24%	2.61%	3.10%	2.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,273	$384,486	$426,383	$317,147	$216,737
Ratios to average net assets:
Net investment income (loss)	2.11%	3.00%	2.66%	2.75%	2.51%
Total expenses[c]	0.13%	0.08%	0.07%	0.12%	0.12%
Net expenses[c,d]	0.13%	0.08%	0.07%	0.12%	0.12%
Portfolio turnover rate	92%	43%	55%	78%	37%

a b c d
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
Total return does not reflect the impact of any applicable sales charges.
Does not include expenses of the underlying funds in which the Fund invests.
Net expense information reflects the expense ratios after expense waivers.

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$24.78	$25.08	$25.10	$25.01	$24.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.73	.69	.70	.60
Net gain (loss) on investments (realized and unrealized)	.18	(.19)	(.03)	.09	.13
Total from investment operations	.70	.54	.66	.79	.73
Less distributions from:
Net investment income	(.48)	(.83)	(.68)	(.70)	(.60)
Net realized gains	—	(.01)	—	—	—
Total distributions	(.48)	(.84)	(.68)	(.70)	(.60)
Net asset value, end of period	$25.00	$24.78	$25.08	$25.10	$25.01

Total Return[b]	2.88%	2.21%	2.66%	3.20%	2.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,260	$152,225	$170,558	$146,157	$132,278
Ratios to average net assets:
Net investment income (loss)	2.08%	2.96%	2.74%	2.80%	2.42%
Total expenses[c]	0.20%	0.16%	0.12%	0.15%	0.15%
Net expenses[d]	0.20%	0.16%	0.12%	0.15%	0.15%
Portfolio turnover rate	100%	44%	64%	76%	31%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies
Organization
The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company. The Trust may issue an unlimited number of authorized shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2020, the Trust consisted of three Funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Guggenheim Strategy Fund II	Diversified
Guggenheim Strategy Fund III	Diversified
Guggenheim Variable Insurance Strategy Fund III	Diversified

Guggenheim Partners Investment Management, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

NOTES TO FINANCIAL STATEMENTS

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statements of Operations, even though principal is not received until maturity.

NOTES TO FINANCIAL STATEMENTS

(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Repurchase Agreements
The Funds may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by a Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. A Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities, if any.  Interest earned is recorded as a component of interest income on the Statement of Operations. In the event that a Fund terminates a repurchase agreement prior to the contractually agreed upon repurchase date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees are recorded as repurchase agreement breakage fees on the Statement of Operations.
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, subject to minimum amounts to initiate a margin call, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.
The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, a Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, a Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, a Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.
(e) Interest on When-Issued Securities
The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(f) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements
Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities

NOTES TO FINANCIAL STATEMENTS

(i) Forward Foreign Currency Exchange Contracts
The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Security Transactions
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset backed securities and senior and unsubordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period.

(l) Distributions
Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses
Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits
Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30,
2020, are disclosed in the Statements of Operations.

(o) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(p) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into

NOTES TO FINANCIAL STATEMENTS

contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives
As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

Average Notional Amount
Fund	Use	Long		Short
Guggenheim Strategy Fund II	Duration	$—	*	$—
Guggenheim Strategy Fund III	Duration	—	**	—
Guggenheim Variable Insurance Strategy Fund III	Duration	—	***	—

*Guggenheim Strategy Fund II held futures contracts for 20 days during the year with an average notional of $6,968,871.
**Guggenheim Strategy Fund III held futures contracts for 20 days during the year with an average notional of $6,012,359.
***Guggenheim Variable Insurance Strategy Fund III held futures contracts for 20 days during the year with an average notional of $2,322,957.

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

NOTES TO FINANCIAL STATEMENTS

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing a total return swap, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund II	Income	$1,201,268	$9,108,279
Guggenheim Strategy Fund III	Income	696,632	7,940,012
Guggenheim Variable Insurance Strategy Fund III	Income	277,643	3,380,548

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Guggenheim Strategy Fund II	Hedge	$894,250	$16,573,417
Guggenheim Strategy Fund III	Hedge	718,500	18,339,333
Guggenheim Variable Insurance Strategy Fund III	Hedge	373,750	4,865,417

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO FINANCIAL STATEMENTS

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Guggenheim Strategy Fund II	Hedge	$—	$36,102,500
Guggenheim Strategy Fund III	Hedge	—	29,428,333
Guggenheim Variable Insurance Strategy Fund III	Hedge	—	11,769,167

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund II	Hedge, Income	$29,104,690	$69,894,284
Guggenheim Strategy Fund III	Hedge, Income	23,410,303	54,550,294
Guggenheim Variable Insurance Strategy Fund III	Hedge, Income	8,187,396	19,558,689

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit contracts	Unrealized appreciation on OTC swap agreements

The following tables sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2020:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
Guggenheim Strategy Fund II	$ 2,627	$186,395	$2,960,206	$ 3,149,228
Guggenheim Strategy Fund III	5,077	174,653	2,163,552	2,343,282
Guggenheim Variable Insurance Strategy Fund III	1,545	80,749	706,451	788,745

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2020
Guggenheim Strategy Fund II	$ –	$ –	$792,005	$ 792,005
Guggenheim Strategy Fund III	–	–	562,113	562,113
Guggenheim Variable Insurance Strategy Fund III	–	–	163,045	163,045

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally cleared derivatives as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ 168,029	$ (1,338,801)	$ 952,904	$2,002,642	$ 1,784,774
Guggenheim Strategy Fund III	144,891	(1,823,610)	914,634	2,296,432	1,532,347
Guggenheim Variable Insurance Strategy Fund III	56,010	(371,567)	364,188	980,854	1,029,485

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ –	$ 1,695,765	$ 1,175,694	$447,570	$ 3,319,029
Guggenheim Strategy Fund III	–	1,926,222	945,679	177,434	3,049,335
Guggenheim Variable Insurance Strategy Fund III	–	474,728	375,922	1,608	852,258

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting
In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the

NOTES TO FINANCIAL STATEMENTS

ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Guggenheim Strategy Fund II	Total return swap Agreements	$186,395	$—	$186,395	$—	$(83,525)	$102,870
	Forward foreign currency exchange contracts	2,960,206	—	2,960,206	(792,005)	(2,002,053)	166,148
Guggenheim Strategy Fund III	Total return swap Agreements	174,653	—	174,653	—	(80,673)	93,980
	Forward foreign currency exchange contracts	2,163,552	—	2,163,552	(424,455)	(1,621,296)	117,801
Guggenheim Variable Insurance Strategy Fund III	Total return swap Agreements	80,749	—	80,749	—	—	80,749
	Forward foreign currency exchange contracts	706,451	—	706,451	(123,205)	(341,007)	242,239

NOTES TO FINANCIAL STATEMENTS

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$792,005	—	$792,005	$(792,005)	$—	$—
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	562,113	—	562,113	(424,455)	—	137,658
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	163,045	—	163,045	(123,205)	—	39,840

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund II	Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	$–	$270,000
	BofA Securities, Inc.	Interest rate swap agreements	838	–
	Citibank N.A., New York	Forward foreign currency exchange contracts	–	420,000
	Goldman Sachs International	Forward foreign currency exchange contracts	–	750,000
	JP Morgan Chase and Co.	Forward foreign currency exchange contracts, Total return swap agreements	–	840,000
			838	2,280,000
Guggenheim Strategy Fund III	Barclays Bank plc	Forward foreign currency exchange contracts, Total return swap agreements	–	260,000
	BofA Securities, Inc.	Interest rate swap agreements	216,790	–
	Citibank N.A., New York	Forward foreign currency exchange contracts	–	540,000
	Goldman Sachs International	Forward foreign currency exchange contracts	–	490,000
	JP Morgan Chase and Co.	Forward foreign currency exchange contracts, Total return swap agreements	–	560,000
			216,790	1,850,000
Guggenheim Variable Insurance Strategy Fund III	BofA Securities, Inc.	Interest rate swap agreements	418	–
	Citibank N.A., New York	Forward foreign currency exchange contracts	–	270,000
	Goldman Sachs International	Forward foreign currency exchange contracts	–	260,000
			418	530,000

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

NOTES TO FINANCIAL STATEMENTS

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements
Under the terms of an investment advisory contract, the Funds do not pay GI investment advisory fees.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2020 the Funds did not waive fees or reimburse other expenses.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 - Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$8,751,537	$-	$8,751,537
Guggenheim Strategy Fund III	7,655,249	-	7,655,249
Guggenheim Variable Insurance Strategy Fund III	2,703,001	-	2,703,001

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$13,437,272	$66,950	$13,504,222
Guggenheim Strategy Fund III	11,477,897	15,335	11,493,232
Guggenheim Variable Insurance Strategy Fund III	5,218,568	42,557	5,261,125

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund II	$1,576,095	$-	$33,577	$(2,532,232)	$(404,620)	$(1,327,180)
Guggenheim Strategy Fund III	901,256	-	385,454	(3,093,681)	(374,342)	(2,181,313)
Guggenheim Variable Insurance Strategy Fund III	419,051	-	240,219	(888,186)	(172,641)	(401,557)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Guggenheim Strategy Fund II	$(1,207,568)	$(1,324,664)	$(2,532,232)
Guggenheim Strategy Fund III	(1,130,992)	(1,962,689)	(3,093,681)
Guggenheim Variable Insurance Strategy Fund III	(588,510)	(299,676)	(888,186)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap contracts, foreign currency gains and losses, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statements of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

				Net Tax
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund II	$352,674,722	$3,083,689	$(3,050,112)	$33,577
Guggenheim Strategy Fund III	290,964,056	3,133,550	(2,748,114)	385,436
Guggenheim Variable Insurance Strategy Fund III	135,374,980	1,240,808	(1,000,598)	240,210

NOTES TO FINANCIAL STATEMENTS

Note 7 – Securities Transactions
For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$271,719,323	$341,854,903
Guggenheim Strategy Fund III	244,325,907	275,652,168
Guggenheim Variable Insurance Strategy Fund III	119,334,792	114,087,833

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Guggenheim Strategy Fund II	$ 1,929,152	$ -	$ -
Guggenheim Strategy Fund III	1,977,093	-	-
Guggenheim Variable Insurance Strategy Fund III	12,709,111	-	-

Note 8 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Guggenheim Strategy Fund II
	Cascade Funding Mortgage Trust
	2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	$ 1,358,719	$ 1,413,637
	Cascade Funding Mortgage Trust
	2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	433,283	434,226
	FKRT
	5.47% due 07/03/23	06/12/20	3,123,946	3,152,056
	Madison Avenue Secured Funding Trust
	2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	800,000	800,000
	Nationstar HECM Loan Trust
	2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	520,182	521,524
	Station Place Securitization Trust
	2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	6,600,000	6,600,000
			$12,836,130	$12,921,443
Guggenheim Strategy Fund III
	Cascade Funding Mortgage Trust
	2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	1,358,718	1,413,637
	Cascade Funding Mortgage Trust
	2019-RM3, 2.80%(WAC) due 06/25/69[1]	06/25/19	433,283	434,226
	FKRT
	5.47% due 07/03/23	06/12/20	2,489,396	2,511,796
	Madison Avenue Secured Funding Trust
	2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	650,000	650,000
	Nationstar HECM Loan Trust
	2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	428,385	429,490
	Station Place Securitization Trust
	2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	5,250,000	5,250,000
	Station Place Securitization Trust
	2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[1]	06/24/20	2,400,000	2,400,000
			$13,009,782	$13,089,149

NOTES TO FINANCIAL STATEMENTS

Guggenheim Variable Insurance Strategy Fund III
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	$433,282	$434,226
FKRT
5.47% due 07/03/23	06/12/20	1,171,480	1,182,022
Madison Avenue Secured Funding Trust
2019-1, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[1]	09/09/19	250,000	250,000
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/26/29[1]	11/21/19	183,594	184,067
Station Place Securitization Trust
2020-5, 1.18% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 05/24/22[1]	05/13/20	2,450,000	2,450,000
Station Place Securitization Trust
2020-7, 1.65% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 12/24/20[1]	06/24/20	1,100,000	1,100,000
		$5,588,356	$5,600,315

[1]
Variable rate security.  Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 9 – Line of Credit
The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 10 – Reverse Repurchase Agreements
Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2020, the Funds entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2020	Average Balance Outstanding	Average Interest Rate
Guggenheim Strategy Fund ll	2	$—*	$ 1,214,072	1.47%
Guggenheim Strategy Fund lll	14	—*	245,731	0.46%
Guggenheim Variable Insurance Strategy Fund lll	18	—*	1,172,224	1.23%

*As of September 30, 2020, there were no open reverse repurchase agreements.

Note 11- Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Funds have fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the affected Funds in the following amounts:

Fund	Cumulative Effect Adjustments
Guggenheim Strategy Fund II	$ 52,743
Guggenheim Strategy Fund III	36,909
Guggenheim Variable Insurance Strategy Fund III	17,591

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 12 - COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 13 – Subsequent Events
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III and the Board of Trustees of Guggenheim Strategy Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
November 27, 2020

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.  See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

	Qualified	Dividend	Qualified
	Dividend	Received	Interest
Fund	Income	Deduction	Income
Guggenheim Strategy Fund II	0.54%	0.70%	70.50%
Guggenheim Strategy Fund III	0.38%	0.57%	75.63%
Guggenheim Variable Insurance Strategy Fund III	0.68%	0.92%	71.92%

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Contracts Review Committee
Guggenheim Strategy Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):
• Guggenheim Strategy Fund II (“Strategy Fund II”)	• Guggenheim Strategy Fund III (“Strategy Fund III”)
• Guggenheim Variable Insurance Strategy Fund III (“VI Strategy Fund”)
Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as each Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”).  (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.”  “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.
The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1  At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the

1 On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions.  The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020.  The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately.  Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts.  The Committee took into account various materials received from Guggenheim and Independent Legal Counsel.  The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.  The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons.  In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act.  In this connection, only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds.  The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, in light of the foregoing challenges.  The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for VI Strategy Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy and pricing.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees.  Guggenheim also made a presentation at the April Meeting.  Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).  The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.
Nature, Extent and Quality of Services Provided by the Adviser:  With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel.  The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds.  In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.
The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board.  The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks.  The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements.  The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Funds.  The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.
The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as separate investment products.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.  (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment Performance:  The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2019, noting the Funds’ inception date of March 11, 2014.  The Committee compared each Fund’s performance to the performance of a universe of other ultra-short bond funds identified by FUSE for the same time periods.  The Committee also received certain updated performance information as of March 31, 2020.
In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the applicable universe of funds.  The Committee also observed that each Fund’s returns ranked in the first quartile of such Fund’s performance universe for the five-year and three-year periods ended December 31, 2019.  In addition, the Committee considered that the Funds were defensively positioned beginning in 2018, reflecting Guggenheim’s market views, which resulted in each Fund underperforming its performance universe median in 2019 and negatively impacted the performance of other funds in the Guggenheim fund complex that invest in the Funds.  The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.
After reviewing the foregoing and other related factors, the Committee concluded that each Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds:  The Committee considered that pursuant to the Advisory Agreement the Funds do not pay the Adviser an advisory fee.  The Committee also compared each Fund’s net effective management fee2 and total net expense ratio to the applicable peer group.  The Committee also reviewed the median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds.  In addition, the Committee considered

2 The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.  The Committee observed that each Fund’s net effective management fee and total net expense ratio each rank in the first quartile of such Fund’s peer group.
The Committee did not consider profitability as no advisory fee was paid by the Funds.
The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.
Economies of Scale:  The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.
Overall Conclusions
The Committee determined that the continuation of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure.  In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors.  At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the  renewal of the Advisory Agreement for an additional annual term.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2013 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).

Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 2013	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

Jerry B. Farley(1) (1946)	Trustee	Since 2013	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

Roman Friedrich III(1) (1946)	Trustee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2013
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				156
Former:  Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2013 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***  Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

**** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(1) Under the Funds’ Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

OFFICERS

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2013
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2013
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim
Investments as used herein refers to the affiliated investment management businesses of Guggenheim
Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment
Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment
Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners
India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim
Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New
York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim
Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC,
Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security
Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

    • We use your information in connection with servicing your accounts.

    • We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

    • We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

    • We use information for security purposes. We may use your information to protect our company and our customers.

    • We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

    • We use information as otherwise permitted by law, as we may notify you.

    • Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device
      (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any
       purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim
Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to
Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim
Investments products and services, we share your information within our family of affiliated companies.
You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means
YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to
CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –
by using secure forms of online communication, including encryption technology, Secure Socket Layer
(SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it.
See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.
You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at
CorporateDataPrivacy@GuggenheimPartners.com.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Strategy Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.
Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.
Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Item 2.  Code of Ethics.
The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $110,837 and $107,355 for the fiscal years ending September 30, 2020 and September 30, 2019, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $29,690 and $20,121 for the fiscal years ending September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) Audit Committee pre-approval policies and procedures:
To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:
1.
Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.
Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

 (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $29,690 and $20,121 for the fiscal years ending September 30, 2020 and September 30, 2019, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
Not applicable
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.
(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable to registrant.
(a)(4)  Not applicable to registrant.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Strategy Funds Trust
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:     President and Chief Executive Officer
Date:    November 27, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Brian E. Binder
Name:   Brian E. Binder
Title:      President and Chief Executive Officer
Date:     November 27, 2020
By:        /s/ John L. Sullivan
Name:    John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      November 27, 2020